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                                                                    EXHIBIT 23.2
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            CONSENT OF DELOITTE & TOUCHE, LLP, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in the Registration Statement on
Form S-8 herein of our report dated July 14, 1999 relating to Netcentives Inc. and of our report dated March 12, 1999, relating to Panttaja Consulting Group, Inc., appearing in the Prospectus dated October 14, 1999 of Netcentives Inc.



                             /s/ Deloitte & Touche LLP

                             Deloitte & Touche LLP

San Jose, California
December 7, 1999